-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                  EXCHANGE FUND
                                ----------------

                               ANNUAL REPORT

                               December 31, 1999

                               --------------------
                                  WHAT'S INSIDE
                               --------------------

                               FROM THE CHAIRMAN
                               Another good year for the
                               U.S. economy

                               PORTFOLIO MANAGER'S REVIEW
                               Another strong year for U.S. stocks

                               FUND INFORMATION
                               Facts and figures

                               PLUS, COMPLETE PORTFOLIO HOLDINGS
                               AND FINANCIAL STATEMENTS

                                                         -------------------

                                                            [DALBAR LOGO]

                                                         -------------------

                                                           For Excellence
                                                                 in
                                                               Service

[LOGO] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
Another good year for the U.S. economy has extended America's cycle of prosperity to nine consecutive years. Gross domestic product, a measure of goods and services produced in the U.S., rose at an estimated annual rate of 4.0%. Personal income has risen and consumer spending has been strong. Inflation remained relatively low as productivity gains offset wage gains. However, the Consumer Price Index moved up one full percentage point from 1.6% to 2.6%. The Federal Reserve Board responded to these indicators of strength by raising short-term interest rates by 3/4% in three 1/4% steps in the second half of the year.

STOCKS
The U.S. stock market delivered another year of double-digit gains. The S&P 500 rose 21.0% during the 12-month period ended December 31, 1999.(1) However, S&P 500 technology stocks accounted for a disproportionate share of those gains. Technology stocks in the S&P 500 gained 74.6%. Non- technology S&P 500 stocks gained only 4.5%. The technology-heavy Nasdaq gained 85.6% for the year.

BONDS
The bond market was hurt by the Federal Reserve Board's interest-rate hikes and by factors associated with Y2K. Fears that issuers would go to the market with their debt issues early in the year drove yields up and bond prices down. However, those fears were not realized, and the market began to close the yield gap in the second half of the year. In this environment, mortgage bonds held up better than government and corporate bonds. High yield bonds finished the year ahead of other bond sectors, but with modest single-digit results.

INTERNATIONAL
Economic growth around the globe was better than expected. In Asia and certain emerging markets, economies rebounded from last year's currency woes faster than anticipated. Japan has shown the first signs of real progress in revitalizing its economy in nearly a decade. That was reflected in strong stock market performance for the year, especially among small Japanese companies. Europe delivered generally favorable results as did the emerging markets of Latin America.

OUTLOOK AND OPPORTUNITIES
As we enter the year 2000, many markets are poised for growth. However, there are also areas, such as the technology sector in the U.S., where extraordinarily high valuations suggest caution in the months ahead. Now is a good time to consult your financial professional about the strategies that make sense for your personal portfolio. And, as always, we thank you for investing with State Street Research.

    Sincerely,

/s/ Ralph F. Verni

    Ralph F. Verni
    Chairman

    December 31, 1999

(1) The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1999)
------------------------------------------------------------------------------


Total Value of $10,000 Invested on 12/31/89(2)

12/89                  $10,000
12/90                    9,348
12/91                   12,150
12/92                   12,907
12/93                   13,603
12/94                   14,071
12/95                   18,918
12/96                   23,847
12/97                   31,409
12/98                   40,232
12/99                   47,712

  AVERAGE ANNUAL TOTAL RETURN(2)
  ---------------------------------------------------------
     LIFE OF FUND
   (since 12/17/76)      10 YEARS      5 YEARS      1 YEAR
  ---------------------------------------------------------
        15.29%            16.91%        27.66%       18.59%
  ---------------------------------------------------------

TOP 5 INDUSTRIES
(by percentage of net assets)

DRUGS & BIOTECHNOLOGY              13.6%
COMMUNICATIONS TECHNOLOGY           9.7%
MULTI-SECTOR                        8.3%
OIL: INTEGRATED INTERNATIONAL       8.1%
RETAIL                              7.7%

Total: 47.4%

PORTFOLIO MANAGER'S REVIEW

Exchange Fund: Another strong year for U.S. stocks

[Photo of Kennard "Pete" Woodworth]

         Kennard "Pete"
            Woodworth
        Portfolio Manager

We spoke with Pete Woodworth, portfolio manager of State Street Research Exchange Fund, about the Fund's performance for the year ended December 31, 1999 and his views on the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a good year for the Fund, as it returned 18.59% for the 12 months ended December 31, 1999. However, that was less than the Lipper Large-Cap Core Funds Average, which returned 22.34%. The Fund also slightly underperformed the S&P 500, which gained 21.03% for the same period.

Q: WHAT FACTORS HELPED EXCHANGE FUND'S PERFORMANCE IN 1999? A: Good stock selection generated gains from sectors that were not necessarily the strongest performers for the broader market. For example, financial services stocks were hurt by rising interest rates. However, our investment in financial services provider, American Express, generated attractive gains during the year. American Express is a multinational company, and it benefited from the recovery of economies outside the U.S. Likewise, consumer staples companies were not generally strong in 1999. However, our investment in Procter & Gamble was rewarded as the company's earnings improvement translated into a higher stock price.

Q: WHAT FACTORS HURT PERFORMANCE?
A: Because technology stocks garnered a disproportionate share of the stock market's gains during the year, the Fund's broad diversification strategy was a negative factor. Our investments in producer durables, for example, lagged the market during the period. And some of our large investments were adversely affected by extraneous events. For example, litigation continues to cloud the future for Phillip Morris, and Pfizer suffered as the result of political rhetoric. However, we continue to own these stocks because we are confident that they have future growth potential, and because our focus is long term.

Q: DID THE FUND INVEST IN TECHNOLOGY STOCKS?
A: Yes, technology is one of the Fund's largest positions. Two of the three top performers were technology stocks: L.M. Ericsson, a Swedish company, which is a leader in wireless technology; and Microsoft. Despite a negative initial court ruling, Microsoft's stock price remained strong, and we believe that its leading market position makes it an attractive long-term investment.

Q: HOW IS THE FUND POSITIONED GOING FORWARD?
A: We continue to own a diversified selection of high quality stocks that offer long-term potential for growth and income. Our strategy is to buy stocks in which we have a high degree of confidence and hold them. The largest concentration of assets is in technology, health care and financial services. Each of these sectors includes companies that are consistent with the Fund's long-term, tax-sensitive approach.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND?
A: Our outlook for the stock market is favorable for the year ahead. Some parts of the global economy are recovering after a long run of poor performance. The U.S. economy looks like it will remain healthy next year. We are optimistic going forward.

December 31, 1999

--------------------------------------------------------------------------------

TOP 10 STOCK POSITIONS
(by percentage of net assets)

1 EXXON MOBIL Oil                                            5.8%
2 LUCENT TECHNOLOGIES Telecommunications                     5.6%
3 AMERICAN EXPRESS Financial services                        4.9%
4 MICROSOFT Computer software & service                      4.8%
5 DAYTON HUDSON Retail department stores                     4.6%
6 IBM Computer systems                                       4.3%
7 L.M. ERICSSON TELEPHONE Electronic equipment               4.1%
8 GENERAL ELECTRIC Electrical equipment                      3.7%
9 PFIZER Pharmaceuticals                                     3.4%
J WAL-MART Retail - discount                                 3.2%

These securities represent an aggregate of 44.4% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

BEST AND WORST CONTRIBUTORS TO PERFORMANCE
(January 1, 1999 through December 31, 1999)

 BEST /\
----------------------------------------------------------------
 L.M. ERICSSON TELEPHONE
     This leader in wireless telephone continued to grow.
 MICROSOFT
     It continued very strong earnings growth.
 AMERICAN EXPRESS
     Recovering world economies benefited this investment.

 WORST \/
----------------------------------------------------------------
 PHILIP MORRIS
     Adverse legal decisions affected performance.
 RAYTHEON
     Company  failed to meet earnings expectations.
 PFIZER
     Drug stocks underperformed due to pressure within the Health Care Sector.

STATE STREET RESEARCH EXCHANGE FUND

---------------------------------------------------------------------------
INVESTMENT PORTFOLIO
---------------------------------------------------------------------------
December 31, 1999


---------------------------------------------------------------------------
                                                                      VALUE
                                                    SHARES          (NOTE 1)
---------------------------------------------------------------------------

COMMON STOCKS 97.3%
AUTOMOBILES & TRANSPORTATION 2.6%
AUTOMOTIVE PARTS 0.3%
Delphi Automotive Systems Corp. ...............  104,839       $  1,651,214
                                                               ------------
AUTOMOBILES 2.3%
General Motors Corp. ..........................  150,000         10,903,125
                                                               ------------
Total Automobiles & Transportation ............                  12,554,339
                                                               ------------
CONSUMER DISCRETIONARY 9.7%
CONSUMER PRODUCTS 2.0%
Gillette Co. ..................................  236,400          9,736,725
                                                               ------------
RETAIL 7.7%
Dayton Hudson Corp. ...........................  301,104         22,112,325
Wal-Mart Stores, Inc. .........................  223,200         15,428,700
                                                               ------------
                                                                 37,541,025
                                                               ------------
Total Consumer Discretionary ..................                  47,277,750
                                                               ------------
CONSUMER STAPLES 7.5%
BEVERAGES 2.9%
Anheuser-Busch Companies, Inc. ................  112,600          7,980,525
Coca-Cola Co. .................................  107,535          6,263,914
                                                               ------------
                                                                 14,244,439
                                                               ------------
FOODS 1.0%
General Mills Inc. ............................  138,400          4,947,800
                                                               ------------
HOUSEHOLD PRODUCTS 2.8%
Procter & Gamble Co. ..........................  123,200         13,498,100
                                                               ------------
TOBACCO 0.8%
Philip Morris Companies, Inc. .................  160,300          3,716,956
                                                               ------------
Total Consumer Staples ........................                  36,407,295
                                                               ------------
FINANCIAL SERVICES 11.8%
BANKS & SAVINGS & LOAN 3.8%
Bank of America Corp. .........................  154,802          7,769,125
Bank One Corp. ................................  138,492          4,440,400
Chase Manhattan Corp. .........................   83,152          6,459,871
                                                               ------------
                                                                 18,669,396
                                                               ------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 1.7%
First Data Corp. ..............................  165,338          8,153,230
                                                               ------------
MISCELLANEOUS FINANCIAL 6.3%
American Express Co. ..........................  141,591         23,539,504
Federal National Mortgage Association .........  110,400          6,893,100
                                                               ------------
                                                                 30,432,604
                                                               ------------
Total Financial Services ......................                  57,255,230
                                                               ------------
HEALTH CARE 13.6%
DRUGS & BIOTECHNOLOGY 13.6%
American Home Products Corp. ..................  206,944          8,161,354
Johnson & Johnson .............................  165,146         15,379,221
Merck & Company, Inc. .........................  222,507         14,921,876
Novartis AG ADR ...............................   92,692          6,769,222
PE Corp.-Celera Genomics Group* ...............   29,000          4,321,000
Pfizer Inc. ...................................  502,800         16,309,575
                                                               ------------
                                                                 65,862,248
                                                               ------------
Total Health Care .............................                  65,862,248
                                                               ------------
INTEGRATED OILS 8.1%
INTEGRATED INTERNATIONAL 8.1%
BP Amoco PLC ADR ..............................  187,998         11,150,631
Exxon Mobil Corp. .............................  349,759         28,177,460
                                                               ------------
                                                                 39,328,091
                                                               ------------
Total Integrated Oils .........................                  39,328,091
                                                               ------------
MATERIALS & PROCESSING 4.1%
CHEMICALS 3.4%
Dow Chemical Co. ..............................   55,244          7,381,979
E.I. Du Pont De Nemours & Co. .................  137,000          9,024,875
                                                               ------------
                                                                 16,406,854
                                                               ------------
DIVERSIFIED MANUFACTURING 0.6%
Georgia-Pacific Corp. .........................   52,502          2,664,477
                                                               ------------
FOREST PRODUCTS 0.1%
Georgia-Pacific Corp. Timber Group ............   26,251            646,431
                                                               ------------
Total Materials & Processing ..................                  19,717,762
                                                               ------------
OTHER 8.3%
MULTI-SECTOR 8.3%
Berkshire Hathaway Inc. Cl. B* ................    4,298          7,865,340
General Electric Co. ..........................  114,990         17,794,703
Monsanto Co. ..................................  135,000          4,809,375
Raytheon Co. Cl. A ............................    6,377            158,229
Raytheon Co. Cl. B ............................  176,165          4,679,383
Tyco International Ltd. .......................  125,720          4,887,365
                                                               ------------
Total Other ...................................                  40,194,395
                                                               ------------
OTHER ENERGY 1.4%
OFFSHORE DRILLING 0.1%
Transocean Sedco Forex Inc.* ..................   21,148            712,439
                                                               ------------
OIL WELL EQUIPMENT & SERVICES 1.3%
Schlumberger Ltd. .............................  109,238          6,144,638
                                                               ------------
Total Other Energy ............................                   6,857,077
                                                               ------------
PRODUCER DURABLES 3.4%
AEROSPACE 1.1%
Boeing Co. ....................................  131,800          5,477,937
                                                               ------------
MACHINERY 1.1%
Caterpillar Inc. ..............................  116,800          5,496,900
                                                               ------------
PRODUCTION TECHNOLOGY EQUIPMENT 1.2%
Millipore Corp. ...............................  150,000          5,793,750
                                                               ------------
Total Producer Durables .......................                  16,768,587
                                                               ------------
TECHNOLOGY 23.6%
COMMUNICATIONS TECHNOLOGY 9.7%
L.M. Ericsson Telephone Co. ADR Cl. B .........  304,920         20,029,433
Lucent Technologies Inc. ......................  362,088         27,088,708
                                                               ------------
                                                                 47,118,141
                                                               ------------
COMPUTER SOFTWARE 4.8%
Microsoft Corp.* ..............................  199,945         23,343,579
                                                               ------------
COMPUTER TECHNOLOGY 6.2%
Hewlett-Packard Co. ...........................   78,000          8,887,125
International Business Machines Corp. .........  195,022         21,062,376
                                                               ------------
                                                                 29,949,501
                                                               ------------

ELECTRONICS 2.9%
PE Corp.-Biosystems Group .....................  116,000       $ 13,956,250
                                                               ------------
Total Technology ..............................                 114,367,471
                                                               ------------
UTILITIES 3.2%
TELECOMMUNICATIONS 3.2%
Vodafone AirTouch PLC ADR .....................  309,500         15,320,250
                                                               ------------
Total Utilities ...............................                  15,320,250
                                                               ------------
Total Common Stocks (Cost $98,575,802) ........                 471,910,495
                                                               ------------

---------------------------------------------------------------------------
                                    PRINCIPAL   MATURITY
                                       AMOUNT       DATE
---------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS 2.8%
Ford Motor Credit Co., 5.80% ..... $8,000,000   1/07/2000         7,992,267
General Electric Capital
  Corp., 5.80% ...................  5,516,000   1/10/2000         5,516,000
                                                               ------------
Total Short-Term Obligations
  (Cost $13,508,267) ....................................        13,508,267
                                                               ------------
Total Investments (Cost $112,084,069) - 100.1% ..........       485,418,762

Cash and Other Assets, Less Liabilities - (0.1)% ........          (257,425)
                                                               ------------
Net Assets - 100.0% .....................................      $485,161,337
                                                               ============

Federal Income Tax Information:
At December 31, 1999, the net unrealized appreciation
  of investments based on cost for Federal income tax
  purposes of $101,044,138 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost..........................................      $384,916,908
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value ............................................          (542,284)
                                                               ------------
                                                               $384,374,624
                                                               ============

--------------------------------------------------------------------------------
* Non-income producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

---------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------
December 31, 1999

ASSETS
Investments, at value (Cost $112,084,069) (Note 1) ......       $485,418,762
Cash ....................................................             14,769
Dividends and interest receivable .......................            453,982
Other assets ............................................                650
                                                                ------------
                                                                 485,888,163
LIABILITIES
Accrued management fee (Note 2) .........................            589,533
Accrued trustees' fees (Note 2) .........................             32,638
Payable for fund shares redeemed ........................              4,512
Accrued transfer agent and shareholder services
  (Note 2) ..............................................              4,171
Other accrued expenses ..................................             95,972
                                                                ------------
                                                                     726,826
                                                                ------------
NET ASSETS                                                      $485,161,337
                                                                ============
Net Assets consist of:
  Undistributed net investment income ...................       $      7,383
  Unrealized appreciation of investments ................        373,334,693
  Accumulated net realized loss .........................         (1,050,017)
  Paid-in capital .......................................        112,869,278
                                                                ------------
                                                                $485,161,337
                                                                ============
Net Asset Value per share
  ($485,161,337 / 786,574 shares) .......................            $616.80
                                                                     =======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

---------------------------------------------------------------------------
STATEMENT OF OPERATIONS
---------------------------------------------------------------------------
For the year ended December 31, 1999

INVESTMENT INCOME
Dividends, net of foreign taxes of $53,011 ..................  $ 5,615,779
Interest (Note 1) ...........................................      528,439
                                                               -----------
                                                                 6,144,218
EXPENSES
Management fee (Note 2) .....................................    2,317,805
Custodian fee ...............................................       91,918
Trustees' fees (Note 2) .....................................       32,638
Legal fees ..................................................       32,285
Audit fee ...................................................       28,030
Reports to shareholders .....................................       15,407
Transfer agent and shareholder services (Note 2) ............       14,761
Miscellaneous ...............................................       12,610
                                                               -----------
                                                                 2,545,454
Fees paid indirectly (Note 2) ...............................         (624)
                                                               -----------
                                                                 2,544,830
                                                               -----------
Net investment income .......................................    3,599,388
                                                               -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3) ............   17,349,099
Net unrealized appreciation of investments ..................   57,361,552
                                                               -----------
Net gain on investments .....................................   74,710,651
                                                               -----------
Net increase in net assets resulting from operations ........  $78,310,039
                                                               ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                     YEARS ENDED DECEMBER 31
                                                 ------------------------------
                                                     1998            1999
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ........................   $   4,113,834    $   3,599,388
                                                 -------------    -------------
Net realized gain on investments .............      23,963,046       17,349,099
Provision for federal income tax .............      (7,994,984)            --
                                                 -------------    -------------
                                                    15,968,062       17,349,099
                                                 -------------    -------------
Net unrealized appreciation of investments ...      69,036,313       57,361,552
                                                 -------------    -------------
Net increase resulting from operations .......      89,118,209       78,310,039
                                                 -------------    -------------
Dividends from net investment income .........      (4,113,379)      (3,693,577)
                                                 -------------    -------------
Share transactions:
Net asset value of shares issued
  in payment of dividends ....................         623,531          695,523
Cost of shares repurchased ...................      (2,724,029)     (21,344,944)
                                                 -------------    -------------
Net decrease from fund share transactions ....      (2,100,498)     (20,649,421)
                                                 -------------    -------------
Total increase in net assets .................      82,904,332       53,967,041
NET ASSETS
Beginning of year ............................     348,289,964      431,194,296
                                                 -------------    -------------
End of year (including undistributed net
  investment income of $101,552 and $7,383,
  respectively) ..............................   $ 431,194,296    $ 485,161,337
                                                 =============    =============

Number of shares:
Issued upon reinvestment of dividends ........           1,261            1,181
Repurchased ..................................          (5,833)         (37,145)
                                                 -------------    -------------
Net decrease in fund shares ..................          (4,572)         (35,964)
                                                 =============    =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1999

NOTE 1

State Street Research Exchange Fund (the "Fund"), is a series of State Street Research Exchange Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is presently the only series of the Trust.

The investment objective of the Fund is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENTS IN SECURITIES
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

B. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary with respect to net investment income since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute substantially all of such income. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code. The Fund retains and designates as undistributed gains all of its taxable net long-term capital gains and pays Federal income taxes thereon on behalf of the shareholders. At December 31, 1999 the Fund had a capital loss carryforward of $1,050,017 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2007.

C. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized short-term capital gains, if any, are distributed annually.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for nontaxable redemptions in kind and the disposition of securities that have different bases for financial reporting and tax purposes. The permanent book and tax basis difference relating to shareholder distributions will result in reclassifications to paid-in capital.

D. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

E. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. As of December 31, 1999, there were no loaned securities. During the year ended December 31, 1999, income from securities lending amounted to $4,750 and is included in interest income.

NOTE 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into a contract that provides for an annual fee equal to 0.50% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1999, the fees pursuant to such agreement amounted to $2,317,805.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1999, the amount of such expenses was $6,640.

The Fund has entered into an agreement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended December 31, 1999 the Fund's transfer agent fees were reduced by $624 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $32,638 during the year ended December 31, 1999.

NOTE 3

For the year ended December 31, 1999, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities, including $20,603,980 representing redemptions in kind, aggregated $4,692,128 and $27,353,256, respectively.

NOTE 4

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 per value per share.

At December 31, 1999, the Adviser owned 13,766 shares of the Fund.

STATE STREET RESEARCH EXCHANGE FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                 YEARS ENDED DECEMBER 31
                                                           ------------------------------------------------------------------
                                                                 1995          1996          1997          1998          1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                         204.13        265.44        326.68        421.09        524.22
                                                           ----------    ----------    ----------    ----------    ----------
  Net investment income ($)                                      3.63          4.09          4.67          5.00          4.54
  Net realized and unrealized gain on investments ($)*          61.75         61.76         94.39        103.13         92.69
                                                           ----------    ----------    ----------    ----------    ----------
TOTAL FROM INVESTMENT OPERATIONS ($)                            65.38         65.85         99.06        108.13         97.23
                                                           ----------    ----------    ----------    ----------    ----------
  Dividends from net investment income ($)                      (3.80)        (4.10)        (4.65)        (5.00)        (4.65)
  Distributions from net realized gains ($)                     (0.27)        (0.51)         --            --            --
                                                           ----------    ----------    ----------    ----------    ----------
TOTAL DISTRIBUTIONS ($)                                         (4.07)        (4.61)        (4.65)        (5.00)        (4.65)
                                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR ($)                               265.44        326.68        421.09        524.22        616.80
                                                           ==========    ==========    ==========    ==========    ==========
Total return (%)                                                34.44         26.06         31.71         28.09         18.59
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                       233,422       276,724       348,290       431,194       485,161
Ratio of operating expenses to average net assets (%)            0.58          0.57          0.56          0.56          0.55
Ratio of operating expenses to average net assets
  after expense reductions (%)                                   0.58          0.57          0.56          0.56          0.55
Ratio of net investment income to average net assets (%)         1.49          1.36          1.19          1.05          0.78
Portfolio turnover rate (%)                                     11.67          5.39          2.26          4.52          1.04
*After provision for Federal tax on retained
  capital gains at end of year ($)                               4.64          3.07          4.20          9.72          --

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
EXCHANGE TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH EXCHANGE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Exchange Fund (a series of State Street Research Exchange Trust, hereafter referred to as the "Trust") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

STATE STREET RESEARCH EXCHANGE FUND

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

It was a good year for State Street Research Exchange Fund. The Fund returned 18.59% for the 12 months ended December 31, 1999. That was slightly less than the S&P 500, which gained 21.03% for the period and the Lipper Large-Cap Core Funds Average, which was 22.34%.

During the period, the Fund benefited from strong selection in technology, which led the market during the year, and in financial services and consumer nondurables, which were market laggards. In general, health care and consumer durable stocks were a drag on the portfolio's performance.

The Fund invests in a diversified mix of high quality large-company stocks that offer the potential for long-term growth and income. The manager has emphasized investments in technology, health care and financial services on the belief that these three sectors include a selection of companies that are consistent with the Fund's buy and hold approach and tax sensitivity.

December 31, 1999

Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. The S&P 500 (officially the "Standard and Poor's Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

                          CHANGE IN VALUE OF $10,000
                        BASED ON THE S&P 500 COMPARED
                        TO CHANGE IN VALUE OF $10,000
                          INVESTED IN EXCHANGE FUND

---------------------------------------
        Average Annual Total Return
----------------------------------------
1 Year         5 Years        10 Years
----------------------------------------
18.59%          27.66%         16.91%
----------------------------------------

           Exchange Fund       S&P 500
           -------------       -------
12/88         $10,000          $10,000
12/89          10,000           10,000
12/90           9,348            9,689
12/91          12,150           12,635
12/92          12,970           13,596
12/93          13,603           14,963
12/94          14,071           15,160
12/95          18,918           20,850
12/96          23,847           25,634
12/97          31,409           34,183
12/98          40,232           43,959
12/99          47,712           53,205

        -- Exchange Fund    -- S&P 500

STATE STREET RESEARCH EXCHANGE FUND

-------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EXCHANGE TRUST
-------------------------------------------------------------------------------


FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
EXCHANGE FUND                              Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company                                                                BRUCE R. BOND
One Financial Center                       JAMES M. WEISS                         Former Chairman of the Board,
Boston, MA 02111                           Vice President                         Chief Executive Officer and
                                                                                  President,
DISTRIBUTOR                                KENNARD WOODWORTH, JR.                 PictureTel Corporation
State Street Research                      Vice President
Investment Services, Inc.                                                         STEVE A. GARBAN
One Financial Center                       GERARD P. MAUS                         Former Senior Vice President
Boston, MA 02111                           Treasurer                              for Finance and Operations
                                                                                  and Treasurer, The Pennsylvania
SHAREHOLDER SERVICES                       JOSEPH W. CANAVAN                      State University
State Street Research                      Assistant Treasurer
Service Center                                                                    MALCOLM T. HOPKINS
P.O. Box 8408                              DOUGLAS A. ROMICH                      Former Vice Chairman of the
Boston, MA 02266-8408                      Assistant Treasurer                    Board and Chief Financial
1-800-562-0032                                                                    Officer, St. Regis Corp.
                                           FRANCIS J. MCNAMARA, III
CUSTODIAN                                  Secretary and General Counsel          DEAN O. MORTON
State Street Bank and                                                             Former Executive Vice President,
Trust Company                              DARMAN A. WING                         Chief Operating Officer and
225 Franklin Street                        Assistant Secretary and                Director, Hewlett-Packard
Boston, MA 02110                           Assistant General Counsel              Company

LEGAL COUNSEL                              AMY L. SIMMONS                         SUSAN M. PHILLIPS
Goodwin, Procter & Hoar LLP                Assistant Secretary                    Dean, School of Business and
Exchange Place                                                                    Public Management, George
Boston, MA 02109                                                                  Washington University; former
                                                                                  Member of the Board of Governors
INDEPENDENT ACCOUNTANTS                                                           of the Federal Reserve System and
PricewaterhouseCoopers LLP                                                        Chairman and Commissioner of
160 Federal Street                                                                the Commodity Futures Trading
Boston, MA 02110                                                                  Commission

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  Founders Investments Ltd.
                                                                                  President,
                                                                                  The Glen Ellen Company

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology


STATE STREET RESEARCH EXCHANGE FUND                            ------------
One Financial Center                                             Bulk Rate
Boston, MA 02111                                               U.S. Postage
                                                                   PAID
                                                                Canton, MA
                                                                Permit #313
                                                               ------------

STATE STREET RESEARCH
[75 YEARS logo]
LASTING VALUE
-------------
LEADING IDEAS

QUESTIONS? COMMENTS?

CALL us at 1-800-562-0032 or
     [hearing-impaired 1-800-676-7876]
     [Chinese and Spanish-speaking 1-888-638-3193]
E-MAIL us at:
     info@ssrfunds.com
INTERNET site:
     www.ssrfunds.com
WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp0201)SSR-LD                                 EX-1225-0200